UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 31, 2007

DSP GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-23006	94-2683643
(Commission File Number)	(I.R.S. Employer Identification No.)

2580 North First Street, Suite 460 San Jose, CA	95131
(Address of Principal Executive Offices)	(Zip Code)

408/986-4300

(Registrant’s Telephone Number, Including Area Code)

With a copy to:

Bruce Alan Mann, Esq.

Morrison & Foerster LLP

425 Market Street

San Francisco, CA 94105

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 31, 2007, DSP Group, Inc. (the “Company”) announced its financial results for the quarter ended September 30, 2007. A copy of the press release, dated October 31, 2007, is attached and filed herewith as Exhibit 99.1. This information, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

In addition to the disclosure of financial results for the quarter ended September 30, 2007 in accordance with generally accepted accounting principles in the United States (“GAAP”), the press release also included non-GAAP net income, and basic and diluted earnings per share (EPS) figures for the quarter ended September 30, 2007 that excluded the impact of an in-process R&D expense and the amortization of acquired intangibles and other acquisition-related assets, both associated with the acquisition of the Cordless and VoIP Terminals business of NXP B.V.; and the expenses associated with the application of Statement of Financial Accounting Standards (“SFAS”) 123(R).

The Company believes that the non-GAAP presentation in the press release is useful to investors in analyzing the results for the quarter ended September 30, 2007 as compared to the same period during 2006 because results for the third quarter of 2006 did not include the amortization of acquired intangibles and other acquisition-related assets and the in-process R&D expense, and the exclusion of such expenses may provide a more meaningful analysis of the Company’s core operating results. Further, the Company believes it is useful for investors to understand how the expenses associated with the application of SFAS 123(R) are reflected on its statements of income. The non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP, and are intended to provide additional insight into the Company’s operations that, when viewed with its GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, offer a more complete understanding of factors and trends affecting the Company’s business. The non-GAAP presentation should not be viewed as a substitute for the Company’s reported GAAP results.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

d. Exhibits

Exhibit No.	Description
99.1	Press Release of DSP Group, Inc., dated October 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DSP GROUP, INC.

Date: October 31, 2007	By:	/s/ Dror Levy
Dror Levey Vice President, Finance, Chief Financial Officer and Secretary

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